                       NATIONSBANC MONTGOMERY SECURITIES

                     NationsBanc Montgomery Securities LLC

                                                                      BANKAMERIC

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET



EQCC HOME EQUITY LOAN TRUST
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES
SERIES 1999-1
CLASSES A-1F, A-2F, A-3F, A-4F, A-5F, A-6F & A-1A
$780,000,000 (APPROXIMATE)

FEBRUARY 22, 1999

--------------------------------------------------------------------------------








NationsBanc Montgomery Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                              OFFERED CERTIFICATES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL      PRINCIPAL       FINAL
                                EXPECTED                          AVERAGE    MODIFIED       WINDOW        WINDOW       SCHEDULED
                 CLASS           RATINGS         APPROXIMATE        LIFE     DURATION   (TO MATURITY)    (TO CALL)      PAYMENT
   CLASS      DESCRIPTION      S&P/MOODY'S           SIZE         (YEARS)    (YEARS)      IN MONTHS      IN MONTHS        DATE
---------------------------------------------------------------------------------------------------------------------------------
    A-1F          SEQ            AAA/Aaa         306,000,000        0.95       0.89          1 - 21        1 - 21     12/20/2000
---------------------------------------------------------------------------------------------------------------------------------
    A-2F          SEQ            AAA/Aaa         100,000,000        2.07       1.90         21 - 29       21 - 29      8/20/2001
---------------------------------------------------------------------------------------------------------------------------------
    A-3F          SEQ            AAA/Aaa         135,000,000        3.05       2.71         29 - 47       29 - 47      2/20/2003
---------------------------------------------------------------------------------------------------------------------------------
    A-4F          SEQ            AAA/Aaa          86,000,000        5.07       4.21        47 - 117       47 - 78     12/20/2008
---------------------------------------------------------------------------------------------------------------------------------
    A-5F          SEQ            AAA/Aaa          17,803,970        6.53       5.14       117 - 360       78 - 78      9/20/2005
---------------------------------------------------------------------------------------------------------------------------------
    A-6F          NAS            AAA/Aaa         112,000,000        6.27       4.98        37 - 125       37 - 78      8/20/2009
---------------------------------------------------------------------------------------------------------------------------------
    A-1A        Floater          AAA/Aaa          23,196,030        2.79       2.43         1 - 356        1 - 78      9/20/2005
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------
     FINAL
     LEGAL           * SPREAD
    MATURITY       REQUIREMENT
      DATE
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------
   3/15/2029         [ 3.00%]
----------------------------------


       * The initial spread requirement will be 0.0% increasing to [ 3 ]% of the original unpaid principal balance. Beginning month 31 the spread requirement will be [ 6 ]% based on the current unpaid principal balance.


--------------------------------------------------------------------------------
Fixed Rate Certificates:
------------------------

1.   Classes A-1F through A-6F are sequential pay and are backed by the Fixed
     Rate Mortgage Loan Group.

2. Classes A-1F through A-6F are payable monthly starting 4/20/99 with fixed pass-through rates calculated on a (30/360) basis accruing from 3/1/99.

3. The Class A-6F will pay sequentially until the Principal Balance of such Class has been reduced to zero. The Lockout Percentage for each Payment
     Date is as follows: 0% to month 36; 45% from months 37 to 60; 80% from months 61 to 72; 100% from months 73 to 84; and 300% thereafter.

4. Optional Call is 10%. If the Optional Call is not exercised by the Servicer, the coupon on the Class A-5F will increase by 0.50%.

5. Fixed Rate Mortgage Loan Group pricing speed: 125% Prepayment Assumption, where 100% Prepayment Assumption is equal to 4.0% CPR in month 1, and an additional 1.8182% in each month thereafter until month 12; on and thereafter, 24% CPR.

6.   Classes A-1F, A-2F, A-3F, A-4F, and A-6F are priced to maturity.

7.   The Class A-5F is priced to call.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Adjustable Rate Certificates:
-----------------------------
1.   The Class A-1A is backed by the Adjustable Rate Mortgage Loan Group.

2.   The Class A-1A is payable monthly (actual/360) starting 4/20/99 with accrual from Closing Date. The Class A-1A resets monthly to One-Month
     LIBOR plus [    ]%.

3. The Class A-1A is subject to an Available Funds Cap, as described herein.

4. Optional Call is 10%. If the Optional Call is not exercised by the Servicer, the margin on the Class A-1A Certificates will increase by a multiple of two.

5. Adjustable Rate Mortgage Loan Group pricing speed: 27% CPR beginning in month 1.

6.    The Class A-1A is priced to call.
--------------------------------------------------------------------------------








NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1



                              SUMMARY OF TERMS

DEPOSITORS:              EQCC Receivables Corporation and EQCC Asset Backed
                         Corporation are wholly owned subsidiaries of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of BankAmerica Corporation.

SERVICER:                EquiCredit Corporation of America, a wholly owned
                         subsidiary of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of BankAmerica
                         Corporation.

                         As of December 31, 1998, EquiCredit serviced a total loan portfolio of 138,123 mortgage loans, having an aggregate unpaid principal balance of $7.0 billion. EquiCredit's portfolio consists of loans serviced for itself as well as investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and Fannie Mae.

TRUSTEE:                 U.S. Bank National Association

OFFERING:                Public; subject to a variance of plus or minus 5.0%.

MANAGERS:                NationsBanc Montgomery Securities LLC (Lead and Book
                         Manager) Merrill Lynch & Co.

CUT-OFF DATE:            March 1, 1999

EXPECTED
PRICING DATE:            February [  ], 1999

EXPECTED
CLOSING DATE:            March 10, 1999

SETTLEMENT:              Fixed Rate Certificates settle with accrued
                         interest. Adjustable Rate Certificates settle flat;
                         without accrued interest.

REGISTRATION:            Certificates will be available in book-entry form
                         through DTC, Euroclear or CEDEL.

PAYMENT
DATE: The 20th of each month (or next succeeding business day), beginning April 20, 1999.

INTEREST
CALCULATION:             The Class A-1F through A-6F  Certificates are payable
(FIXED RATE              monthly starting 4/20/99 with fixed pass-through rates
CERTIFICATES)            calculated on a (30/360) basis.  If the Optional Call
                         is not exercised by the Servicer, the coupon on the Class A-5F will increase by 0.50%.

AVAILABLE
FUNDS CAP:               All Fixed Rate Certificate coupons may be subject to
(FIXED RATE              the fixed rate Available Funds Cap.  The fixed
CERTIFICATES)            rate Available Funds Cap is a rate equal to the
                         weighted average of the Mortgage Interest Rates on the Mortgage Loans in the Fixed Rate Mortgage Loan
                         Group less the sum of the Servicing Fee and the Certificate Insurer Fee (together, the "Ongoing
                         Fees").


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


INTEREST
CALCULATION:               The Class A-1A Certificates are payable monthly
(ADJUSTABLE RATE           starting 4/20/99 and reset monthly on an actual/360
CERTIFICATES)              basis to One-Month LIBOR plus [ ]%. If the Optional
                           Call is not exercised by the Servicer, the margin on the Class A-1A Certificates will increase by a multiple of two.

AVAILABLE
FUNDS CAP:                 The Class A-1A Certificates will be subject to an
(ADJUSTABLE RATE           Available Funds Cap equal to the weighted average
CERTIFICATES)              of the Mortgage Interest Rates on the Mortgage Loans
                           in the Adjustable Rate Mortgage Loan Group as of the first day of the related Accrual Period less: (a) an amount, expressed as an annual percentage rate across the mortgage pool balance, equal to the sum of the Servicing Fee and the Certificate Insurer Fee
                           (together, the "Ongoing Fees") with respect to the first twelve Accrual Periods or (b) the sum of the amount in (a) plus 0.50% per annum, with respect to each subsequent Accrual Period.

INTEREST
CARRYOVER:                 The Interest Carryover for any Payment Date shall
(ADJUSTABLE RATE           equal (i) the difference between (a) the amount of
CERTIFICATES)              interest the Class A-1A Certificates would be
                           entitled to receive on such Payment Date without regard to the Net Funds Cap Rate and (b) the amount of interest actually distributed to the Class
                           A-1A Certificates, plus (ii) the portion of any amount calculated and unpaid from prior payment dates
                           (and interest accrued at the then applicable Class
                           A-1A Certificate rate).

OPTIONAL CALL:             10% optional clean-up call.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1 in excess
                           thereof.

TAX STATUS:                REMIC

ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

CERTIFICATE
INSURER: Ambac Assurance Corporation ("Ambac"); Ambac's claims paying ability is rated "AAA" by Standard & Poor's Rating Service, "Aaa" by Moody's Investor Service and "AAA" by Fitch IBCA, Inc.

SECURITIES
INSURANCE POLICY:          The Securities Insurance Policy will provide 100%
                           coverage of timely interest and ultimate principal payments due on the Certificates.

RATING
AGENCIES:                  S&P  and Moody's.

INITIAL MORTGAGE
LOAN GROUPS:               The statistical information presented in this Term
                           Sheet regarding the Initial Mortgage Loans is based on balances as of February 1, 1999. The Initial
                           Mortgage Loans consist of conventional, fully amortizing, first and second lien, fixed and adjustable rate closed end, one- to four-family residential mortgage loans. The total Initial
                           Mortgage Loans will consist of 11,099 loans, with a principal balance of approximately $672,379,469. The
                           Initial Mortgage Loans have been divided into two separate mortgage loan groups. The Fixed Rate
                           Mortgage Loan Group will consist of 10,875 fixed rate, agency conforming balance mortgage loans with a principal balance of approximately $649,183,438. The
                           Adjustable Rate Mortgage Loan Group will consist of
                           224 adjustable rate mortgage loans with a principal balance of approximately $23,196,031.




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1




ADDITIONAL
MORTGAGE LOANS:            It is anticipated that additional fixed rate,
                           agency conforming balance mortgage loans totaling approximately $ 107,620,532 will be delivered into the Fixed Rate Mortgage Loan Group prior to the
                           Closing Date. ON THE CLOSING DATE, IT IS EXPECTED
                           THAT THE TOTAL MORTGAGE LOAN POOL WILL EQUAL
                           APPROXIMATELY $780,000,000.

CONTACT:                   NationsBanc Montgomery Securities LLC
                           Mortgage Syndicate
                           Chris Hentemann      (email:  chrishe@ncmi.com)
                           Bill Hale            (email:  billh@ncmi.com)
                           Mark Ryan            (email:  mark.ryan@ncmi.com)
                           Alex Cha             (email:  alex.i.cha@ncmi.com)
                           (704) 386-7744
                           (704) 335-5904       (Fax)






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                        DESCRIPTION OF THE COLLATERAL
                        FIXED RATE MORTGAGE LOAN GROUP
SUMMARY

                                                            TOTAL                MINIMUM       MAXIMUM
---------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                   $649,183,438.26
Number of Loans                                                     10,875
Average Original Loan Balance                                   $60,608.15       $5,850.00   $297,000.00
Average Current Loan Balance                                    $59,695.03       $2,413.07   $294,615.00
Weighted Average Combined Current LTV                                78.86%           1.72%       100.00%
Weighted Average Gross Coupon                                        10.28%           5.65%        19.65%
Weighted Average Remaining Term to Maturity (months)                229.61              11           360
Weighted Average Original Term (months)                             233.55              42           360
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                       PERCENT OF
                                                                      CUT-OFF DATE
                                             RANGE                  PRINCIPAL BALANCE
                                             -----                  -----------------

Level Pay Mortgage Loans                                                       66.45%
Balloon Mortgage Loans                                                         33.55%

Lien Position                                First                             88.77%
                                             Second                            11.23%

Property Type                                Single Family                     87.44%
                                             2-4 Family                         9.39%
                                             Townhouse                          0.91%
                                             Manufactured                       0.81%
                                             Condominium                        0.80%
                                             Others                             0.65%

Occupancy Status                             Owner Occupied                    93.14%
                                             Non-owner Occupied                 6.80%
                                             Second Home                        0.07%

Geographic Concentration                     Florida                           11.40%
                                             New York                          10.12%
                                             Ohio                               8.95%
                                             Pennsylvania                       7.40%
                                             Illinois                           4.94%
                                             Other                             57.18%

Credit Grade                                 A                                 55.86%
                                             B                                 25.25%
                                             C                                 17.94%
                                             D                                  0.95%
---------------------------------------------------------------------------------------------------------


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1




                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

  CUT-OFF DATE PRINCIPAL BALANCE

                                                                                        PERCENT OF FIXED RATE
                                                                                        ---------------------
   RANGE OF CUT-OFF DATE            NUMBER OF           AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
   ---------------------            ---------           ----------------------          ---------------------
    PRINCIPAL BALANCES            MORTGAGE LOANS           PRINCIPAL BALANCE              PRINCIPAL BALANCE
    ------------------            --------------           -----------------              -----------------

 $0.01 to 20,000.00                     1,234              $ 18,239,033.43                           2.81%
 20,000.01 to 30,000.00                 1,524                39,029,619.78                           6.01%
 30,000.01 to 40,000.00                 1,413                49,814,786.99                           7.67%
 40,000.01 to 50,000.00                 1,344                60,740,979.00                           9.36%
 50,000.01 to 60,000.00                 1,202                66,391,092.40                          10.23%
 60,000.01 to 70,000.00                   906                58,888,248.41                           9.07%
 70,000.01 to 80,000.00                   711                53,324,310.07                           8.21%
 80,000.01 to 90,000.00                   547                46,571,178.23                           7.17%
 90,000.01 to 100,000.00                  450                42,914,772.02                           6.61%
 100,000.01 to 110,000.00                 320                33,688,380.52                           5.19%
 110,000.01 to 120,000.00                 293                33,707,295.76                           5.19%
 120,000.01 to 130,000.00                 196                24,556,234.97                           3.78%
 130,000.01 to 140,000.00                 168                22,746,223.72                           3.50%
 140,000.01 to 150,000.00                 155                22,596,822.30                           3.48%
 150,000.01 to 160,000.00                  94                14,617,664.10                           2.25%
 160,000.01 to 170,000.00                  73                12,055,742.55                           1.86%
 170,000.01 to 180,000.00                  69                12,136,250.86                           1.87%
 180,000.01 to 190,000.00                  32                 5,959,419.39                           0.92%
 190,000.01 to 200,000.00                  45                 8,793,172.47                           1.35%
 200,000.01 to 225,000.00                  55                11,712,843.35                           1.80%
 225,000.01 to 250,000.00                  32                 7,487,914.42                           1.15%
 250,000.01 to 275,000.00                   9                 2,345,212.76                           0.36%
 275,000.01 to 300,000.00                   3                   866,240.76                           0.13%
                                       ------              ---------------                         ------
            TOTAL                      10,875              $649,183,438.26                         100.00%
                                       ======              ===============                         ======




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                 PERCENT OF FIXED RATE
                                                                 ---------------------
                          NUMBER OF     AGGREGATE CUT-OFF DATE   GROUP BY CUT-OFF DATE
                          ---------     ----------------------   ---------------------
 STATE OR TERRITORY     MORTGAGE LOANS    PRINCIPAL BALANCE       PRINCIPAL BALANCE
 ------------------     --------------    -----------------       -----------------

Florida                     1,444          $ 73,977,324.25                 11.40%
New York                      731            65,723,237.73                 10.12%
Ohio                          927            58,124,713.19                  8.95%
Pennsylvania                  895            48,067,510.42                  7.40%
Illinois                      500            32,070,093.58                  4.94%
Michigan                      494            30,353,022.93                  4.68%
Tennessee                     387            23,381,614.71                  3.60%
Maryland                      335            22,936,655.16                  3.53%
Indiana                       442            21,418,153.64                  3.30%
Connecticut                   262            20,977,137.11                  3.23%
California                    418            19,736,961.47                  3.04%
North Carolina                328            17,871,603.94                  2.75%
Massachusetts                 260            17,750,804.77                  2.73%
South Carolina                315            17,462,698.88                  2.69%
Georgia                       306            15,740,630.19                  2.42%
Virginia                      268            14,904,983.50                  2.30%
Louisiana                     293            14,338,122.32                  2.21%
Minnesota                     254            14,285,249.17                  2.20%
Arizona                       183            13,136,138.72                  2.02%
Others*                     1,833           106,926,782.58                 16.47%
                           ------          ---------------                ------
           TOTAL           10,875          $649,183,438.26                100.00%
                           ======          ===============                ======

* State or Territory Concentration less than or equal to 2.0%



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                        PERCENT OF FIXED RATE
                                                                        ---------------------
  RANGE OF COMBINED        NUMBER OF       AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
  -----------------        ---------       ----------------------       ---------------------
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS      PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------     --------------      -----------------            -----------------

  0.01% to 5.00%                 3            $    11,826.07                     0.00%
  5.01% to 10.00%                7                150,952.14                     0.02%
  10.01% to 15.00%              27                369,307.08                     0.06%
  15.01% to 20.00%              47                955,144.82                     0.15%
  20.01% to 25.00%              43              1,128,196.20                     0.17%
  25.01% to 30.00%              79              2,215,162.93                     0.34%
  30.01% to 35.00%             108              3,005,302.34                     0.46%
  35.01% to 40.00%             126              4,061,083.88                     0.63%
  40.01% to 45.00%             155              5,640,332.80                     0.87%
  45.01% to 50.00%             204              8,102,908.20                     1.25%
  50.01% to 55.00%             257             11,174,435.25                     1.72%
  55.01% to 60.00%             385             16,706,490.42                     2.57%
  60.01% to 65.00%             472             23,891,787.77                     3.68%
  65.01% to 70.00%             679             37,622,138.71                     5.80%
  70.01% to 75.00%           1,157             68,668,898.76                    10.58%
  75.01% to 80.00%           2,274            155,278,913.34                    23.92%
  80.01% to 85.00%           2,306            157,980,399.48                    24.34%
  85.01% to 90.00%           1,594            112,265,984.69                    17.29%
  90.01% to 95.00%             367             22,533,597.87                     3.47%
  95.01% to 100.00%            585             17,420,575.51                     2.68%
                            ------           ---------------                   ------
             TOTAL          10,875           $649,183,438.26                   100.00%
                            ======           ===============                   ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                       PERCENT OF FIXED RATE
                                                                       ---------------------
 RANGE OF MORTGAGE        NUMBER OF      AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
 -----------------        ---------      ----------------------        ---------------------
   INTEREST RATES       MORTGAGE LOANS      PRINCIPAL BALANCE            PRINCIPAL BALANCE
   --------------       --------------      -----------------            -----------------
  Less than 6.001%              5           $    551,811.21                      0.09%
  6.001% to 6.250%              3                231,429.16                      0.04%
  6.251% to 6.500%             16              1,365,272.79                      0.21%
  6.501% to 6.750%             31              2,403,513.88                      0.37%
  6.751% to 7.000%             35              2,665,611.61                      0.41%
  7.001% to 7.250%             36              3,155,740.25                      0.49%
  7.251% to 7.500%             66              5,841,913.50                      0.90%
  7.501% to 7.750%             81              7,184,531.21                      1.11%
  7.751% to 8.000%            162             15,012,228.04                      2.31%
  8.001% to 8.250%            127             11,248,400.68                      1.73%
  8.251% to 8.500%            265             21,593,901.18                      3.33%
  8.501% to 8.750%            333             28,233,194.94                      4.35%
  8.751% to 9.000%            368             29,951,316.47                      4.61%
  9.001% to 9.250%            321             24,906,685.35                      3.84%
  9.251% to 9.500%            487             36,822,617.24                      5.67%
  9.501% to 9.750%            786             52,260,216.84                      8.05%
  9.751% to 10.000%           777             52,494,487.09                      8.09%
  10.001% to 10.250%          625             41,813,299.76                      6.44%
  10.251% to 10.500%          746             46,901,333.38                      7.22%
  10.501% to 10.750%          686             42,513,752.18                      6.55%
  10.751% to 11.000%          777             45,478,688.48                      7.01%
  11.001% to 11.250%          524             28,972,351.70                      4.46%
  11.251% to 11.500%          472             25,388,773.10                      3.91%
  11.501% to 11.750%          573             25,990,563.87                      4.00%
  11.751% to 12.000%          403             17,867,123.83                      2.75%
  12.001% to 12.250%          332             14,187,455.56                      2.19%
  12.251% to 12.500%          301             12,140,809.55                      1.87%
  12.501% to 12.750%          321             12,729,171.77                      1.96%
  12.751% to 13.000%          260             10,761,462.09                      1.66%
  13.001% to 13.250%          368             10,376,900.61                      1.60%
  13.251% to 13.500%          122              5,229,938.50                      0.81%
  13.501% to 13.750%          133              4,016,950.91                      0.62%
  13.751% to 14.000%          119              3,890,427.98                      0.60%
  14.001% to 14.250%           72              2,040,617.73                      0.31%
  14.251% to 14.500%           33                905,724.73                      0.14%
  14.501% to 14.750%           31                734,764.70                      0.11%
  14.751% to 15.000%           24                417,553.30                      0.06%
  15.001% to 15.250%            6                 89,214.27                      0.01%
  15.251% to 15.500%           12                199,268.22                      0.03%
  15.501% to 15.750%            5                 93,512.18                      0.01%
  15.751% to 16.000%            8                135,904.32                      0.02%
  16.001% to 17.000%           19                331,279.70                      0.05%
  17.001% to 18.000%            2                 33,511.15                      0.01%
  18.001% to 19.000%            1                 15,390.82                      0.00%
  19.001% to 20.000%            1           $      4,822.43                      0.00%
                           ------           ---------------                    ------
          TOTAL            10,875           $649,183,438.26                    100.00%
                           ======           ===============                    ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

ORIGINAL MONTHS TO STATED MATURITY

RANGE OF ORIGINAL                                              PERCENT OF FIXED RATE
-----------------                                              ---------------------
    MONTHS TO           NUMBER OF     AGGREGATE CUT-OFF DATE   GROUP BY CUT-OFF DATE
    ---------           ---------     ----------------------   ---------------------
 STATED MATURITY      MORTGAGE LOANS     PRINCIPAL BALANCE       PRINCIPAL BALANCE
 ---------------      --------------     -----------------       -----------------

    37 to 48                 2           $     83,312.44                0.01%
    49 to 60                19                540,320.63                0.08%
    61 to 72                 3                 62,099.03                0.01%
    73 to 84               203             13,839,045.56                2.13%
    85 to 96                 8                117,495.97                0.02%
    97 to 108                2                 23,435.17                0.00%
    109 to 120           2,328            168,934,341.58               26.02%
    121 to 132               3                 61,783.07                0.01%
    133 to 144              17                348,814.42                0.05%
    145 to 156               1                 31,792.93                0.00%
    157 to 168               6                128,933.35                0.02%
    169 to 180           4,409            181,470,264.92               27.95%
    205 to 228               1                 47,500.00                0.01%
    229 to 240             677             36,179,888.11                5.57%
    241 to 288               1                 48,152.00                0.01%
    289 to 300              36              2,028,000.51                0.31%
    349 to 360           3,159            245,238,258.57               37.78%
                        ------           ---------------              ------
          TOTAL         10,875           $649,183,438.26              100.00%
                        ======           ===============              ======



MONTHS SINCE ORIGINATION


                                                            PERCENT OF FIXED RATE
                                                            ---------------------
RANGE OF MONTHS      NUMBER OF      AGGREGATE CUT-OFF DATE  GROUP BY CUT-OFF DATE
----------------     ---------      ----------------------  ---------------------
SINCE ORIGINATION   MORTGAGE LOANS    PRINCIPAL BALANCE       PRINCIPAL BALANCE
-----------------   --------------    -----------------       -----------------
 1 to 6                 9,899          $621,899,072.46             95.80%
 7 to 12                    7               190,663.83              0.03%
 Greater than 12          969            27,093,701.97               4.17%
                       ------          ---------------             ------
           TOTAL       10,875          $649,183,438.26             100.00%
                       ======          ===============             ======



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1

                         DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


SUMMARY
------------------------------------------------------------------------------------------------
                                                         TOTAL           MINIMUM       MAXIMUM
                                                         -----           -------       -------
Cut-off Date Aggregate Principal Balance              $23,196,030.90
Number of Loans                                                  224
Average Original Loan Balance                         $   103,572.26   $17,000.00   $568,750.00
Average Current Loan Balance                          $   103,553.71   $16,981.75   $568,750.00
Weighted Average Combined LTV                                  81.91%       37.00%        95.00%
Weighted Average Gross Coupon                                   8.56%        6.25%        11.15%
Weighted Average Remaining Term to Maturity (months)          173.90           80           360
Weighted Average Original Term (months)                       174.12           83           360
Weighted Average Gross Margin                                   5.56%        3.70%         8.65%
Weighted Average Gross Lifetime Cap                            16.68%       14.88%        19.88%
Weighted Average Gross Lifetime Floor                           8.56%        6.25%        11.15%
Weighted Average Periodic Cap                                   1.00%        1.00%         1.00%
Weighted Average First Adjustment Cap                           1.00%        1.00%         1.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                     PERCENT OF
                                                                    CUT-OFF DATE
                                           RANGE                  PRINCIPAL BALANCE
                                           -----                  -----------------

Level Pay Mortgage Loans                                                   25.09%
Balloon Mortgage  Loans                                                    74.91%

Product Type                               6 Month LIBOR                  100.00%

Lien Position                              First                          100.00%

Property Type                              Single Family                   95.74%
                                           2-4 Family                       2.90%
                                           Condominium                      1.08%
                                           Manufactured                     0.29%

Occupancy Status                           Owner Occupied                  97.71%
                                           Non-owner Occupied               2.29%

Geographic Concentration                   Ohio                            19.57%
                                           Illinois                        13.14%
                                           Michigan                        12.15%
                                           California                       8.35%
                                           Missouri                         7.18%
                                           Other                           39.62%

Credit Grade                               A                               58.05%
                                           B                               16.41%
                                           C                               25.54%
------------------------------------------------------------------------------------------------

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                 PERCENT OF ADJUSTABLE RATE
                                                                                 --------------------------
RANGE OF CUT-OFF DATE          NUMBER OF             AGGREGATE CUT-OFF DATE         GROUP BY CUT-OFF DATE
---------------------          ---------             ----------------------         ---------------------
 PRINCIPAL BALANCES         MORTGAGE LOANS              PRINCIPAL BALANCE            PRINCIPAL BALANCE
 ------------------         --------------              -----------------            -----------------

$0.01 to 20,000.00                      1                 $    16,981.75                        0.07%
30,000.01 to 40,000.00                  5                     181,900.00                        0.78%
40,000.01 to 50,000.00                 17                     783,203.30                        3.38%
50,000.01 to 60,000.00                 22                   1,210,598.40                        5.22%
60,000.01 to 70,000.00                 26                   1,703,109.55                        7.34%
70,000.01 to 80,000.00                 26                   1,932,660.64                        8.33%
80,000.01 to 90,000.00                 27                   2,284,463.92                        9.85%
90,000.01 to 100,000.00                14                   1,347,049.81                        5.81%
100,000.01 to 110,000.00               16                   1,667,722.96                        7.19%
110,000.01 to 120,000.00               14                   1,605,424.76                        6.92%
120,000.01 to 130,000.00                7                     880,113.00                        3.79%
130,000.01 to 140,000.00                7                     947,550.00                        4.08%
140,000.01 to 150,000.00                7                   1,021,779.21                        4.40%
150,000.01 to 160,000.00                5                     773,313.11                        3.33%
160,000.01 to 170,000.00                3                     499,750.00                        2.15%
170,000.01 to 180,000.00                5                     880,567.21                        3.80%
190,000.01 to 200,000.00                8                   1,571,271.58                        6.77%
200,000.01 to 225,000.00                4                     848,700.00                        3.66%
225,000.01 to 250,000.00                2                     476,900.00                        2.06%
250,000.01 to 275,000.00                4                   1,032,421.70                        4.45%
275,000.01 to 300,000.00                1                     285,000.00                        1.23%
325,000.01 to 350,000.00                2                     676,800.00                        2.92%
550,000.01 to 575,000.00                1                     568,750.00                        2.45%
                                      ---                 --------------                      ------
           TOTAL                      224                 $23,196,030.90                      100.00%
                                      ===                 ==============                      ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                  PERCENT OF ADJUSTABLE RATE
                                                                  --------------------------
                         NUMBER OF       AGGREGATE CUT-OFF DATE     GROUP BY CUT-OFF DATE
                         ---------       ----------------------     ---------------------
STATE OR TERRITORY     MORTGAGE LOANS       PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------     --------------       -----------------           -----------------
Ohio                             52           $ 4,539,195.16                   19.57%
Illinois                         26             3,047,819.50                   13.14%
Michigan                         27             2,817,663.41                   12.15%
California                        9             1,936,378.70                    8.35%
Missouri                         22             1,665,681.15                    7.18%
Florida                          10             1,073,868.38                    4.63%
Connecticut                       6               952,200.00                    4.11%
Indiana                          11               826,754.04                    3.56%
North Carolina                    8               825,491.80                    3.56%
New York                          6               519,250.00                    2.24%
Maryland                          4               498,950.00                    2.15%
South Carolina                    5               471,875.00                    2.03%
Others*                          38             4,020,903.76                   17.33%
                                ---           --------------                  ------
           TOTAL                224           $23,196,030.90                  100.00%
                                ===           ==============                  ======

* State or Territory Concentration less than or equal to 2.0%



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                   PERCENT OF ADJUSTABLE RATE
                                                                   --------------------------
 RANGE OF COMBINED      NUMBER OF         AGGREGATE CUT-OFF DATE    GROUP BY CUT-OFF DATE
 -----------------      ---------         ----------------------    ---------------------
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------  --------------        -----------------        -----------------
  35.01% to 40.00%                 3            $   252,800.00               1.09%
  40.01% to 45.00%                 1                149,864.39               0.65%
  45.01% to 50.00%                 2                 66,981.75               0.29%
  50.01% to 55.00%                 1                166,000.00               0.72%
  60.01% to 65.00%                 4                813,450.00               3.51%
  65.01% to 70.00%                 7                691,999.48               2.98%
  70.01% to 75.00%                20              1,673,208.23               7.21%
  75.01% to 80.00%                58              5,689,074.27              24.53%
  80.01% to 85.00%                68              6,889,754.11              29.70%
  85.01% to 90.00%                50              5,597,585.79              24.13%
  90.01% to 95.00%                10              1,205,312.88               5.20%
                                 ---            --------------             ------
             TOTAL               224            $23,196,030.90             100.00%
                                 ===            ==============             ======










NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                    PERCENT OF ADJUSTABLE RATE
                                                                    --------------------------
RANGE OF MORTGAGE      NUMBER OF           AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
-----------------      ---------           ----------------------      ---------------------
 INTEREST RATES     MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
 --------------     --------------            -----------------          -----------------
6.001% to 6.250%                 1                $    49,500.00                     0.21%
6.251% to 6.500%                 1                    149,864.39                     0.65%
6.501% to 6.750%                 2                    385,800.00                     1.66%
6.751% to 7.000%                 8                    881,059.81                     3.80%
7.001% to 7.250%                 9                    897,274.45                     3.87%
7.251% to 7.500%                 7                    863,577.89                     3.72%
7.501% to 7.750%                17                  1,849,316.42                     7.97%
7.751% to 8.000%                22                  2,078,718.34                     8.96%
8.001% to 8.250%                31                  3,495,179.94                    15.07%
8.251% to 8.500%                16                  1,933,145.29                     8.33%
8.501% to 8.750%                20                  1,962,295.53                     8.46%
8.751% to 9.000%                11                  1,861,400.00                     8.02%
9.001% to 9.250%                20                  2,008,181.29                     8.66%
9.251% to 9.500%                11                    948,923.18                     4.09%
9.501% to 9.750%                13                    942,602.14                     4.06%
9.751% to 10.000%               11                    923,358.50                     3.98%
10.001% to 10.250%               2                     94,350.00                     0.41%
10.251% to 10.500%               3                    251,200.00                     1.08%
10.501% to 10.750%              13                    967,283.73                     4.17%
10.751% to 11.000%               3                    340,800.00                     1.47%
11.001% to 11.250%               3                    312,200.00                     1.35%
                               ---                --------------                   ------
         TOTAL                 224                $23,196,030.90                   100.00%
                               ===                ==============                   ======



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MAXIMUM MORTGAGE INTEREST RATES

 RANGE OF MAXIMUM                                                 PERCENT OF ADJUSTABLE RATE
 ----------------                                                 --------------------------
     MORTGAGE         NUMBER OF           AGGREGATE CUT-OFF DATE     GROUP BY CUT-OFF DATE
     --------         ---------           ----------------------     ---------------------
  INTEREST RATES    MORTGAGE LOANS           PRINCIPAL BALANCE         PRINCIPAL BALANCE
  --------------    --------------           -----------------         -----------------

14.501% to 15.000%          2                $   185,014.39                   0.80%
15.001% to 15.500%         13                $ 1,442,750.81                   6.22%
15.501% to 16.000%         50                $ 6,171,704.32                  26.61%
16.001% to 16.500%         55                $ 5,346,910.60                  23.05%
16.501% to 17.000%         42                $ 4,382,953.37                  18.90%
17.001% to 17.500%         18                $ 1,902,471.23                   8.20%
17.501% to 18.000%          8                $   862,283.73                   3.72%
18.001% to 18.500%          6                $   440,400.00                   1.90%
18.501% to 19.000%         27                $ 2,246,426.70                   9.68%
19.001% to 19.500%          2                $   156,115.75                   0.67%
19.501% to 20.000%          1                $    59,000.00                   0.25%
                          ---                --------------                 ------
   TOTAL                  224                $23,196,030.90                 100.00%
                          ===                ==============                 ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MINIMUM MORTGAGE INTEREST RATES

RANGE OF MINIMUM                                                                  PERCENT OF ADJUSTABLE RATE
----------------                                                                  --------------------------
    MORTGAGE                 NUMBER OF             AGGREGATE CUT-OFF DATE            GROUP BY CUT-OFF DATE
    --------                 ---------             ----------------------            ---------------------
 INTEREST RATES           MORTGAGE LOANS             PRINCIPAL BALANCE                PRINCIPAL BALANCE
 --------------           --------------             -----------------                -----------------
Less than 6.501%                       2                $   199,364.39                           0.86%
6.501% to 6.750%                       2                    385,800.00                           1.66%
6.751% to 7.000%                       8                    881,059.81                           3.80%
7.001% to 7.250%                       9                    897,274.45                           3.87%
7.251% to 7.500%                       7                    863,577.89                           3.72%
7.501% to 7.750%                      17                  1,849,316.42                           7.97%
7.751% to 8.000%                      22                  2,078,718.34                           8.96%
8.001% to 8.250%                      31                  3,495,179.94                          15.07%
8.251% to 8.500%                      16                  1,933,145.29                           8.33%
8.501% to 8.750%                      20                  1,962,295.53                           8.46%
8.751% to 9.000%                      11                  1,861,400.00                           8.02%
9.001% to 9.250%                      20                  2,008,181.29                           8.66%
9.251% to 9.500%                      11                    948,923.18                           4.09%
9.501% to 9.750%                      13                    942,602.14                           4.06%
9.751% to 10.000%                     11                    923,358.50                           3.98%
10.001% to 10.250%                     2                     94,350.00                           0.41%
10.251% to 10.500%                     3                    251,200.00                           1.08%
10.501% to 10.750%                    13                    967,283.73                           4.17%
10.751% to 11.000%                     3                    340,800.00                           1.47%
11.001% to 11.250%                     3                    312,200.00                           1.35%
                                     ---                --------------                         ------
         TOTAL                       224                $23,196,030.90                         100.00%
                                     ===                ==============                         ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

ORIGINAL MONTHS TO STATED MATURITY

RANGE OF ORIGINAL                                                                PERCENT OF ADJUSTABLE RATE
-----------------                                                                --------------------------
    MONTHS TO               NUMBER OF             AGGREGATE CUT-OFF DATE            GROUP BY CUT-OFF DATE
    ---------               ---------             ----------------------            ---------------------
 STATED MATURITY          MORTGAGE LOANS             PRINCIPAL BALANCE                PRINCIPAL BALANCE
 ---------------          --------------             -----------------                -----------------

73 to 84                              32                 $ 3,483,278.95                           15.02%
109 to 120                           125                  13,351,239.24                           57.56%
169 to 180                             7                     619,550.00                            2.67%
229 to 240                             1                     141,950.00                            0.61%
349 to 360                            59                   5,600,012.71                           24.14%
                                     ---                 --------------                          ------
          TOTAL                      224                 $23,196,030.90                          100.00%
                                     ===                 ==============                          ======



MONTHS SINCE ORIGINATION

                                                                               PERCENT OF ADJUSTABLE RATE
                                                                               --------------------------
 RANGE OF MONTHS               NUMBER OF           AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
 ----------------              ---------           ----------------------          ---------------------
SINCE ORIGINATION            MORTGAGE LOANS          PRINCIPAL BALANCE               PRINCIPAL BALANCE
-----------------            --------------          -----------------               -----------------

1 to 6                                  223            $23,124,030.90                         99.69%
Greater than 12                           1                 72,000.00                          0.31%
                                        ---            --------------                        ------
          TOTAL                         224            $23,196,030.90                        100.00%
                                        ===            ==============                        ======




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

GROSS MARGINS

                                                                        PERCENT OF ADJUSTABLE RATE
                                                                        --------------------------
   RANGE OF            NUMBER OF           AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
   --------            ---------           ----------------------          ---------------------
GROSS MARGINS        MORTGAGE LOANS           PRINCIPAL BALANCE              PRINCIPAL BALANCE
-------------        --------------           -----------------              -----------------

3.501% to 3.750%                  1            $   149,864.39                          0.65%
3.751% to 4.000%                  1                 35,150.00                          0.15%
4.001% to 4.250%                  2                281,200.00                          1.21%
4.251% to 4.500%                 14              1,502,527.70                          6.48%
4.501% to 4.750%                 23              2,912,470.69                         12.56%
4.751% to 5.000%                 27              3,290,732.13                         14.19%
5.001% to 5.250%                 38              3,398,419.92                         14.65%
5.251% to 5.500%                 25              2,558,756.12                         11.03%
5.501% to 5.750%                 14              1,195,845.40                          5.16%
5.751% to 6.000%                 22              2,831,635.44                         12.21%
6.001% to 6.250%                  6                590,953.00                          2.55%
6.251% to 6.500%                  9                905,365.68                          3.90%
6.501% to 6.750%                  5                604,333.73                          2.61%
6.751% to 7.000%                  2                153,750.00                          0.66%
7.001% to 7.250%                  4                254,250.00                          1.10%
7.251% to 7.500%                  4                368,550.00                          1.59%
7.501% to 7.750%                 23              1,632,026.70                          7.04%
7.751% to 8.000%                  2                432,000.00                          1.86%
8.001% to 8.250%                  1                 39,200.00                          0.17%
8.501% to 8.750%                  1                 59,000.00                          0.25%
                               ----            --------------                        ------
          TOTAL                 224            $23,196,030.90                        100.00%
                                ===            ==============                        ======

NEXT MORTGAGE INTEREST RATE CHANGE

       MONTH OF                                                                   PERCENT OF ADJUSTABLE RATE
       --------                                                                   --------------------------
NEXT MORTGAGE INTEREST             NUMBER OF           AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
----------------------             ---------           ----------------------        ---------------------
     RATE CHANGE                 MORTGAGE LOANS           PRINCIPAL BALANCE             PRINCIPAL BALANCE
     -----------                 --------------           -----------------             -----------------
April 1999                                    2             $   254,932.65                         1.10%
May 1999                                      2                 247,095.36                         1.07%
June 1999                                    23               2,966,474.52                        12.79%
July 1999                                   103              10,775,399.37                        46.45%
August 1999                                  94               8,952,129.00                        38.59%
                                            ---             --------------                       ------
             TOTAL                          224             $23,196,030.90                       100.00%
                                            ===             ==============                       ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1

                                  BOND SUMMARY


A-1F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC      50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR               0.00%          12.00%         18.00%         24.00%          30.00%        36.00%       48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 8.426          1.976          1.421           1.129          0.946         0.821        0.656
Modified Duration (yrs.)            6.321          1.795          1.319            1.06          0.895         0.779        0.627
First Principal Payment Date      4/20/99        4/20/99        4/20/99         4/20/99        4/20/99       4/20/99      4/20/99
Last Principal Payment Date       8/20/10        3/20/03       12/20/01         4/20/01       12/20/00       8/20/00      4/20/00
Payment Windows (mos.)                137             48             33              25             21            17           13
Yield @ 100.000                    5.8448         5.7222         5.6605          5.6036           5.55        5.4993       5.4036

A-2F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC      50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR               0.00%          12.00%         18.00%         24.00%          30.00%        36.00%       48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                13.502          4.997          3.363           2.547          2.067         1.741       1.328
Modified Duration (yrs.)            9.042          4.211          2.971           2.305          1.897         1.614       1.246
First Principal Payment Date      8/20/10        3/20/03       12/20/01         4/20/01       12/20/00       8/20/00     4/20/00
Last Principal Payment Date       9/20/15        4/20/05        3/20/03         3/20/02        8/20/01       3/20/01     9/20/00
Payment Windows (mos.)                 62             26             16              12              9             8           6
Yield @ 100.000                    5.9855         5.9458         5.9147          5.8842          5.855        5.8259      5.7686

A-3F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC      50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR               0.00%          12.00%         18.00%         24.00%          30.00%        36.00%       48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                21.502          8.874          5.503           3.923          3.054         2.508       1.856
Modified Duration (yrs.)           11.653          6.646          4.537           3.395          2.713         2.266       1.711
First Principal Payment Date      9/20/15        4/20/05        3/20/03         3/20/02        8/20/01       3/20/01     9/20/00
Last Principal Payment Date      12/20/24       11/20/09        8/20/07         4/20/04        2/20/03       4/20/02     6/20/01
Payment Windows (mos.)                112             56             54              26             19            14          10
Yield @ 100.000                    6.1377          6.117         6.0945          6.0707          6.047        6.0236      5.9777

A-4F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC      50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR               0.00%          12.00%         18.00%         24.00%          30.00%        36.00%       48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.699         13.484         10.695           7.664          5.071         3.812       2.598
Modified Duration (yrs.)           12.835          8.806          7.575           5.853          4.209         3.299       2.335
First Principal Payment Date     12/20/24       11/20/09        8/20/07         4/20/04        2/20/03       4/20/02     6/20/01
Last Principal Payment Date       7/20/28        8/20/18        4/20/13         5/20/10       12/20/08       1/20/04     3/20/02
Payment Windows (mos.)                 44            106             69              74             71            22          10
Yield @ 100.000                    6.3227          6.311         6.3049           6.292           6.27        6.2484       6.207



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1




A-5F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC    0.0% PPC       5.0% PPC       00.0% PPC      125.0% PPC       50.0% PPC    00.0% PPC
Implied Seasoned CPR                0.00%      12.00%         18.00%          24.00%          30.00%          36.00%       48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 29.698       23.36         17.902          14.084          11.732           6.125        3.158
Modified Duration (yrs.)            12.559      11.417         10.034           8.759           7.821           4.768        2.767
First Principal Payment Date       7/20/28     8/20/18        4/20/13         5/20/10        12/20/08         1/20/04      3/20/02
Last Principal Payment Date        3/20/29     3/20/29        3/20/29         3/20/29         3/20/29         3/20/29      7/20/02
Payment Windows (mos.)                   9         128            192             227             244             303            5
Yield @ 100.000                      6.801      6.9386         6.9172          6.9269          6.9444          6.7938       6.6859

A-6F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC    0.0% PPC       5.0% PPC       00.0% PPC      125.0% PPC       50.0% PPC    00.0% PPC
Implied Seasoned CPR                0.00%      12.00%         18.00%          24.00%          30.00%          36.00%       48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  9.683       7.599          6.976           6.554           6.267           6.097        4.704
Modified Duration (yrs.)             7.043       5.819          5.438           5.172           4.982           4.855        3.925
First Principal Payment Date       4/20/02     4/20/02        4/20/02         4/20/02         4/20/02         4/20/02      4/20/02
Last Principal Payment Date        8/20/09     8/20/09        8/20/09         8/20/09         8/20/09         5/20/22      8/20/28
Payment Windows (mos.)                  89          89             89              89              89             242          317
Yield @ 100.000                     6.3024      6.2925         6.2886          6.2854           6.283          6.2813       6.2651


A-1A (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% CPR    2.0% CPR       8.0% CPR       24.0% CPR       27.0% CPR       30.0% CPR    48.0% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  12.23       5.816           4.39           3.431           3.064           2.752        1.581
Modified Duration (yrs.)              8.29       4.552          3.574            2.88           2.605           2.367        1.429
First Principal Payment Date       4/20/99     4/20/99        4/20/99         4/20/99         4/20/99         4/20/99      4/20/99
Last Principal Payment Date        1/20/29     1/20/29        1/20/29        11/20/28        11/20/28        11/20/28      3/20/22
Payment Windows (mos.)                 358         358            358             356             356             356          276
Yield @ 100.000                     5.3963      5.4054         5.4031          5.4098           5.421          5.4307       5.4252


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1



                                  BOND SUMMARY


A-1F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              8.426         1.976          1.421          1.129          0.946          0.821         0.656
Modified Duration (yrs.)         6.321         1.795          1.319          1.060          0.895          0.779         0.627
First Principal Payment Date   4/20/99       4/20/99        4/20/99        4/20/99        4/20/99        4/20/99       4/20/99
Last Principal Payment Date    8/20/10       3/20/03       12/20/01        4/20/01       12/20/00        8/20/00       4/20/00
Principal Windows (mos.)           137            48             33             25             21             17            13
Yield @ 100.000                 5.8448        5.7222         5.6605         5.6036         5.5500         5.4993        5.4036

A-2F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             13.502         4.997          3.363          2.547          2.067          1.741         1.328
Modified Duration (yrs.)         9.042         4.211          2.971          2.305          1.897          1.614         1.246
First Principal Payment Date   8/20/10       3/20/03       12/20/01        4/20/01       12/20/00        8/20/00       4/20/00
Last Principal Payment Date    9/20/15       4/20/05        3/20/03        3/20/02        8/20/01        3/20/01       9/20/00
Principal Windows (mos.)            62            26             16             12              9              8             6
Yield @ 100.000                 5.9855        5.9458         5.9147         5.8842         5.8550         5.8259        5.7686

A-3F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             21.502         8.874          5.503          3.923          3.054          2.508         1.856
Modified Duration (yrs.)        11.653         6.646          4.537          3.395          2.713          2.266         1.711
First Principal Payment Date   9/20/15       4/20/05        3/20/03        3/20/02        8/20/01        3/20/01       9/20/00
Last Principal Payment Date   12/20/24      11/20/09        8/20/07        4/20/04        2/20/03        4/20/02       6/20/01
Principal Windows (mos.)           112            56             54             26             19             14            10
Yield @ 100.000                 6.1377        6.1170         6.0945         6.0707         6.0470         6.0236        5.9777

A-4F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             26.901        11.551         10.112          6.913          4.972          3.812         2.598
Modified Duration (yrs.)        12.698         8.014          7.298          5.441          4.149          3.299         2.335
First Principal Payment Date  12/20/24      11/20/09        8/20/07        4/20/04        2/20/03        4/20/02       6/20/01
Last Principal Payment Date    4/20/26      12/20/10        8/20/09        5/20/07        9/20/05        1/20/04       3/20/02
Principal Windows (mos.)            17            14             25             38             32             22            10
Yield @ 100.000                 6.3225        6.3073         6.3032         6.2878         6.2689         6.2484        6.2070


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1



A-5F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC      75.0% PPC      100.0% PPC     125.0% PPC      150.0% PPC      200.0% PPC
Implied Seasoned CPR              0.00%       12.00%         18.00%          24.00%         30.00%          36.00%          48.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.111       11.778         10.444           8.194          6.528           5.185            3.158
Modified Duration (yrs.)         12.167        7.922          7.306           6.132          5.141           4.258            2.767
First Principal Payment Date    4/20/26     12/20/10        8/20/09         5/20/07        9/20/05         1/20/04          3/20/02
Last Principal Payment Date     4/20/26     12/20/10        8/20/09         5/20/07        9/20/05         7/20/04          7/20/02
Principal Windows (mos.)              1            1              1               1              1               7                5
Yield @ 100.000                  6.7848       6.7692         6.7654          6.7561         6.7450          6.7307           6.6859

A-6F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC     50.0% PPC      75.0% PPC      100.0% PPC     125.0% PPC      150.0% PPC      200.0% PPC
Implied Seasoned CPR           0.00%        12.00%         18.00%          24.00%         30.00%          36.00%          48.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               9.683        7.599          6.976           6.385          5.610           4.891            3.682
Modified Duration (yrs.)          7.043        5.819          5.438           5.077          4.583           4.093            3.203
First Principal Payment Date    4/20/02      4/20/02        4/20/02         4/20/02        4/20/02         4/20/02          4/20/02
Last Principal Payment Date     8/20/09      8/20/09        8/20/09         5/20/07        9/20/05         7/20/04         12/20/02
Principal Windows (mos.)             89           89             89              62             42              28                9
Yield @ 100.000                  6.3024       6.2925         6.2886          6.2842         6.2772          6.2686           6.2462

A-1A (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% CPR     12.0% CPR      18.0% CPR      24.0% CPR       27.0% CPR      30.0% CPR       48.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              12.154        5.538           4.266          3.263           2.791          2.420            1.453
Modified Duration (yrs.)          8.273        4.433           3.516          2.782           2.432          2.145            1.334
First Principal Payment Date    4/20/99      4/20/99         4/20/99        4/20/99         4/20/99        4/20/99          4/20/99
Last Principal Payment Date     4/20/26     12/20/10         8/20/09        5/20/07         9/20/05        7/20/04         12/20/02
Principal Windows (mos.)            325          141             125             98              78             64               45
Yield @ 100.000                  5.3956       5.3970          5.3978         5.3984          5.3998         5.4000           5.4039



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1


                          AVAILABLE FUNDS CAP ("AFC")*


Period       Pay Date       AFC               Period       Pay Date         AFC
------       --------       ---               ------       --------         ---
     1        4/20/99      7.85                   41        8/20/02        9.41
     2        5/20/99      7.85                   42        9/20/02        9.41
     3        6/20/99      7.85                   43       10/20/02        9.41
     4        7/20/99      7.86                   44       11/20/02        9.41
     5        8/20/99      7.89                   45       12/20/02        9.41
     6        9/20/99      8.03                   46        1/20/03        9.41
     7       10/20/99      8.85                   47        2/20/03        9.41
     8       11/20/99      8.85                   48        3/20/03        9.41
     9       12/20/99      8.85                   49        4/20/03        9.41
    10        1/20/00      8.86                   50        5/20/03        9.41
    11        2/20/00      8.88                   51        6/20/03        9.41
    12        3/20/00      9.02                   52        7/20/03        9.41
    13        4/20/00      9.29                   53        8/20/03        9.41
    14        5/20/00      9.29                   54        9/20/03        9.41
    15        6/20/00      9.29                   55       10/20/03        9.41
    16        7/20/00      9.30                   56       11/20/03        9.41
    17        8/20/00      9.30                   57       12/20/03        9.41
    18        9/20/00      9.31                   58        1/20/04        9.41
    19       10/20/00      9.41                   59        2/20/04        9.41
    20       11/20/00      9.41                   60        3/20/04        9.41
    21       12/20/00      9.41                   61        4/20/04        9.41
    22        1/20/01      9.41                   62        5/20/04        9.41
    23        2/20/01      9.41                   63        6/20/04        9.41
    24        3/20/01      9.41                   64        7/20/04        9.41
    25        4/20/01      9.41                   65        8/20/04        9.41
    26        5/20/01      9.41                   66        9/20/04        9.41
    27        6/20/01      9.41                   67       10/20/04        9.41
    28        7/20/01      9.41                   68       11/20/04        9.41
    29        8/20/01      9.41                   69       12/20/04        9.41
    30        9/20/01      9.41                   70        1/20/05        9.41
    31       10/20/01      9.41                   71        2/20/05        9.41
    32       11/20/01      9.41                   72        3/20/05        9.41
    33       12/20/01      9.41                   73        4/20/05        9.41
    34        1/20/02      9.41                   74        5/20/05        9.41
    35        2/20/02      9.41                   75        6/20/05        9.41
    36        3/20/02      9.41                   76        7/20/05        9.41
    37        4/20/02      9.41                   77        8/20/05        9.41
    38        5/20/02      9.41                   78        9/20/05        9.41
    39        6/20/02      9.41
    40        7/20/02      9.41

*AVAILABLE FUNDS CAP. The Adjustable Rate Group loan net WAC (net of Ongoing
Fees). Achieved assuming 6 month LIBOR stays constant at 5.0575%; run at the pricing speed.



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1999-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1




                         AVAILABLE FUNDS CAP ("AFC")**

Period       Pay Date         AFC         Period       Pay Date         AFC
------       --------         ---         ------       --------         ---
     1        4/20/99        7.85             41        8/20/02       13.39
     2        5/20/99        7.85             42        9/20/02       13.53
     3        6/20/99        7.85             43       10/20/02       14.35
     4        7/20/99        7.86             44       11/20/02       14.35
     5        8/20/99        7.89             45       12/20/02       14.35
     6        9/20/99        8.03             46        1/20/03       14.36
     7       10/20/99        8.85             47        2/20/03       14.39
     8       11/20/99        8.85             48        3/20/03       14.53
     9       12/20/99        8.85             49        4/20/03       15.31
    10        1/20/00        8.86             50        5/20/03       15.31
    11        2/20/00        8.89             51        6/20/03       15.31
    12        3/20/00        9.03             52        7/20/03       15.31
    13        4/20/00        9.35             53        8/20/03       15.32
    14        5/20/00        9.35             54        9/20/03       15.35
    15        6/20/00        9.35             55       10/20/03       15.47
    16        7/20/00        9.36             56       11/20/03       15.47
    17        8/20/00        9.39             57       12/20/03       15.47
    18        9/20/00        9.53             58        1/20/04       15.47
    19       10/20/00       10.35             59        2/20/04       15.47
    20       11/20/00       10.35             60        3/20/04       15.47
    21       12/20/00       10.35             61        4/20/04       15.47
    22        1/20/01       10.36             62        5/20/04       15.47
    23        2/20/01       10.39             63        6/20/04       15.47
    24        3/20/01       10.53             64        7/20/04       15.47
    25        4/20/01       11.35             65        8/20/04       15.47
    26        5/20/01       11.35             66        9/20/04       15.47
    27        6/20/01       11.35             67       10/20/04       15.47
    28        7/20/01       11.36             68       11/20/04       15.47
    29        8/20/01       11.39             69       12/20/04       15.47
    30        9/20/01       11.53             70        1/20/05       15.47
    31       10/20/01       12.35             71        2/20/05       15.47
    32       11/20/01       12.35             72        3/20/05       15.47
    33       12/20/01       12.35             73        4/20/05       15.47
    34        1/20/02       12.36             74        5/20/05       15.47
    35        2/20/02       12.39             75        6/20/05       15.47
    36        3/20/02       12.53             76        7/20/05       15.47
    37        4/20/02       13.35             77        8/20/05       15.47
    38        5/20/02       13.35             78        9/20/05       15.47
    39        6/20/02       13.35
    40        7/20/02       13.36

** Achieved assuming 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.